Certain Transactions	6 Months Ended
Jun. 30, 2024
Certain Transactions [Abstract]
Certain transactions

NOTE 6 - Certain transactions:

A.	Joint cooperation agreement with an Israeli Beverage Producer (“Tempo”)

The initial stage of planning of the TES facility to be constructed on Tempo’s premises commenced on June 10, 2024, investments to date are immaterial.

B.	Wolfson Medical Center

Under the agreement with the Wolfson Medical Center signed in January 2024 (as described in the 2023 annual consolidated financial statements), the Company is in the process of obtaining the regulatory permission to the construction of the TES system on the hospital grounds.

C.	Product & Service Distribution Agreement

On June 3, 2024, the Company entered into an agreement with a United States domiciled third party, that will act as an exclusive distributor of the Company’s products and services in certain US states in North America (“the Distributor”), for a period of 5 years, subject to the Distributor’s achievement of certain targets, milestones and KPIs for each year within the term. Having achieved these targets and milestones, the agreement will be extended for additional 5 years.

In addition to payments for the Company’s products and services, the Company shall be entitled to royalties of 10% from the net price attributed to any customer for sale of products and services (net price - net of payments to the Company on purchase orders and O&M service agreements).

The Company may yet establish local bGen TES System manufacturing capabilities in the territory or offer sale prospects and/or customers in the territory various forms of EaaS (Energy as a Service) business model without limitation, which does not preclude the Distributor’s right to receive equipment profit margin.